SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) June  19, 1997

                                  VENCOR, INC.
               (Exact Name of Registrant as Specified in Charter)


 Delaware                        1-10989                    61-1055020
  (State or Other Jurisdiction   (Commission                (IRS Employer
     of Incorporation)           File Number)               Identification No.)


 3300 Providian Center, 400 West Market St., Louisville, Kentucky 40202
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code  (502) 596-7300


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 1.                    Not Applicable

Item 2.                    Acquisition or Disposition of Assets


                  On June 19, 1997, Vencor, Inc. ("Vencor") completed its previously announced tender offer (the "Tender Offer") for all of the shares of Common Stock, par value $1.00 per share (the "Shares") of Transitional Hospitals Corporation, a Nevada corporation ("THC"), and the associated rights to purchase Series B Junior Participating Preferred Stock of THC. Vencor acquired approximately 95.5% of the outstanding Shares pursuant to the Tender Offer and paid approximately $595,000,000 for such Shares. Vencor obtained the funds required to purchase the Shares in the Tender Offer through its $2.0 billion Amended and Restated Credit Agreement among Vencor, the various banks party thereto, the Swingline Bank party, the LC Issuing Banks party thereto, the Managing Agents and Co-Agents party thereto, Morgan Guaranty Trust Company of New York, as Documentation Agent and Collateral Agent and NationsBank N.A., as Administrative Agent. Vencor's wholly owned subsidiary, LV Acquisition Corp. (the "Purchaser"), a Delaware corporation, will be merged with and into THC (the "Merger") pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 18, 1997, among Vencor, the Purchaser and THC, as soon as practicable after the conditions to the Merger have been satisfied or waived. Pursuant to the Merger Agreement all remaining outstanding Shares (other than Shares owned by Vencor, the Purchaser or any other subsidiary of Vencor or held in the Company's treasury) will be converted into the right to receive $16.00 in cash per Share and THC will become a wholly owned subsidiary of Vencor.

Items 3-6.                 Not Applicable


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Items 7.                   Financial Statements, Pro Forma Financial
                           Information and Exhibits

         (a)               Financial Statements of Business Acquired

                   (i) The (I) consolidated audited balance sheet of THC as of November 30, 1996 and (II) the consolidated Statements of Income of THC for the fiscal years ended November 30, 1994, 1995 and 1996 have been filed with the Securities and Exchange Commission (the "SEC") as part of THC's Annual Report on Form 10-K (File No. 1-7008) for the fiscal year ended November 30, 1996 and are incorporated herein by reference.

                  (ii) The (I) consolidated unaudited balance sheet of THC as of February 28, 1997 and (II) the consolidated Statement of Income of THC for the three months ended February 28, 1997 have been filed with the SEC as part of THC's Quarterly Report on Form 10-Q (File
                           No. 1-7008) for the quarterly period ended
                           February 28, 1997 and are incorporated herein by reference.

         (b)               Pro Forma Financial Information

                           The pro forma financial information required by this Item will be filed by an amendment to this Report not later than 60 days after the date hereof.

         (c)               Exhibit No.               Description

                           2.1                       Agreement and Plan of
                                                     Merger, dated as of June
                                                     18, 1997, among Vencor,
                                                     Inc., LV Acquisition Corp
                                                     and Transitional Hospitals
                                                     Corporation.

                           23.1                      Consent of Ernst & Young
                                                     LLP

                           23.2                      Consent of Price Waterhouse
                                                     LLP

                           99.1 Annual Report on Form 10-K of THC for the fiscal year ended November 30, 1996
                                                     (File No. 1-7008).

                           99.2                      Quarterly Report on Form
                                                     10-Q of THC for the
                                                     Quarterly Period ended
                                                     February 28, 1997 (File No.
                                                     1-7008).



Items 8-9.                          Not Applicable





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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Dated: July 2, 1997

                                            VENCOR, INC.


                                            By: /s/ W. Bruce Lunsford
                                               Name:  W. Bruce Lunsford
                                               Title: Chairman of the Board,
                                               President and Chief Executive
                                               Officer